       Certification under Rule 30a-2 of Form N-CSR

   I, Gabriel J. Gibs, certify that:

1. I have reviewed this report on Form N-CSR of Volumetric

   Fund, Inc;

2. Based on my knowledge, this report does not contain any

   untrue statement of a material fact or omit to state a

   material fact necessary to make the statements made, in light of the circumstances under which such statements were made,

   not misleading with respect to the period covered by this

   report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the

   financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods

   presented in this report;

4. The registrant's other certifying officer and I are

   responsible for establishing and maintaining disclosure

   controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the

   Investment Company Act of 1940) for the registrant and have:

  (a)designed such disclosure controls and procedures, or

     caused such disclosure controls and procedures to be

     designed under our supervision, to ensure that material

     information relating to the registrant, including its

     consolidated subsidiaries, is made known to us by

     others within those entities, particularly during the

     period in which this report is being prepared;

  (b)designed such internal control over financial

     reporting, or caused such internal control over

     financial reporting to be designed under our

     supervision, to provide reasonable assurance regarding

     the reliability of financial reporting and the

     preparation of financial statements for external

     purposed in accordance with generally acceptable

     accounting practices.

 (c) evaluated the effectiveness of the registrant's

     disclosure controls and procedures presented in this

     report our conclusions about the effectiveness of the

     disclosure controls and procedures, as of a date within

     90 days prior to the filing date of this report based

     on such evaluation ; and

 (d) disclosed in this report any change in the registrant's internal control over financial reporting that occurred

     during the registrant's most recent fiscal half-year

     (the registrant's second fiscal half-year in the case

     of an annual report) that has materially affected, or

     is reasonably likely to materially affect, the

     registrant's internal control over financial reporting;

     and

5. The registrant's other certifying officer and I have

   disclosed, to the registrant's auditors and the audit

   committee of the registrant's board of directors (or persons performing the equivalent functions):

 (a) all significant deficiencies and material weaknesses in the design or operation of internal control over

     financial reporting which are reasonably likely to

     adversely affect the registrant's ability to record,

     process, summarize, and report financial information;

     and

 (b) any fraud, whether or not material, that involves

     management or other employees who have a significant

     role in the registrant's internal control over

     financial reporting.

  Date: February 27, 2015                  /s/ Gabriel Gibs

                                           Gabriel J. Gibs

                                           Chairman and

                                           Chief Executive Officer

        Certification under Rule 30a-2 of Form N-CSR

   I, Irene J. Zawitkowski certify that:

1. I have reviewed this report on Form N-CSR of Volumetric

   Fund, Inc;

2. Based on my knowledge, this report does not contain any

   untrue statement of a material fact or omit to state a

   material fact necessary to make the statements made, in

   light of the circumstances under which such statements

   were made, not misleading with respect to the period

   covered by this report;

3. Based on my knowledge, the financial statements, and

   other financial information included in this report,

   fairly present in all material respects the financial

   condition, results of operations, changes in net assets,

   and cash flows (if the financial statements are required

   to include a statement of cash flows) of the registrant

   as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are

   responsible for establishing and maintaining disclosure

   controls and procedures (as defined in Rule 30a-3(c)

   under the Investment Company Act of 1940) and internal

   control over financial reporting (as defined in Rule 30a-

   3(d) under the Investment Company Act of 1940) for the

   registrant and have:

   (a) designed such disclosure controls and procedures,

       or caused such disclosure controls and procedures

       to be designed under our supervision, to ensure

       that material information relating to the

       registrant, including its consolidated

       subsidiaries, is made known to us by others within

       those entities, particularly during the period in

       which this report is being prepared;

  (b) designed such internal control over financial

      reporting, or caused such internal control over

      financial reporting to be designed under our

      supervision, to provide reasonable assurance

      regarding the reliability of financial reporting

      and the preparation of financial statements for

      external purposed in accordance with generally

      acceptable accounting practices.

  (c) evaluated the effectiveness of the registrant's

      disclosure controls and procedures presented in

      this report our conclusions about the effectiveness

      of the disclosure controls and procedures, as of a

      date within 90 days prior to the filing date of

      this report based on such evaluation ; and

  (d) disclosed in this report any change in the

      registrant's internal control over financial

      reporting that occurred during the registrant's

      most recent fiscal half-year (the registrant's

      second fiscal half-year in the case of an annual

      report) that has materially affected, or is

      reasonably likely to materially affect, the

      registrant's internal control over financial

      reporting; and

5. The registrant's other certifying officer and I have

   disclosed, to the registrant's auditors and the audit

   committee of the registrant's board of directors (or

   persons performing the equivalent functions):

  (a) all significant deficiencies and material

      weaknesses in the design or operation of internal

      control over financial reporting which are

      reasonably likely to adversely affect the

      registrant's ability to record, process, summarize,

      and report financial information; and

  (b) any fraud, whether or not material, that involves

      management or other employees who have a

      significant role in the registrant's internal

      control over financial reporting.

  Date: February 27, 2015            /s/ Irene J Zawitkowski

                                      Irene J. Zawitkowski

                                      President and

                                      Chief Operating Officer